Exhibit 10.76

EXHIBIT C TO

CREDIT AGREEMENT

FORM OF TERM NOTE B

$	[ ], 2004

FOR VALUE RECEIVED, SUNLINK HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Ohio, SUNLINK HEALTHCARE LLC, a limited liability company organized under the laws of the State of Georgia, DEXTER HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, CLANTON HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., a corporation organized under the laws of the State of Georgia, HEALTHMONT, INC., a corporation organized under the laws of the State of Delaware, HEALTHMONT OF GEORGIA, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT OF MISSOURI, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT, LLC, a limited liability company organized under the laws of the State of Georgia, HEALTHMONT OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Georgia, SUNLINK SERVICES, INC., a corporation organized under the laws of the State of Georgia, OPTIMA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Georgia, and KRUG PROPERTIES, INC., a corporation organized under the laws of the State of Ohio, hereby jointly and severally promise to pay to the order of RESIDENTIAL FUNDING CORPORATION (the “Lender”) in accordance with the provisions of the Credit Agreement, in lawful money of the United States of America in Immediately Available Funds (as such term, and each other capitalized term used herein but not defined herein, are defined in the Credit Agreement hereinafter referred to) the principal amount of                              ($                    ) and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

The principal hereof is payable in (i) [            ] equal installments of [$            ] each, commencing on                     , and on the first Business Day of each month thereafter, and (ii) one balloon payment on the Termination Date equal to any unpaid principal balance, together with all accrued and unpaid interest.

This note is one of the Term Note(s) B referred to in the Credit Agreement dated as of October [    ], 2004 (as the same may hereafter be from time to time amended, restated or otherwise modified, the “Credit Agreement”) between the undersigned and the Lender. This note is secured, it is subject to certain mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

Each of the undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature pages follow]

SUNLINK HEALTH SYSTEMS, INC. As a Borrower and Borrowers’ Agent

By
Title

SUNLINK HEALTHCARE, LLC As a Borrower
By its Sole Member SunLink Health Systems, Inc.

By
Title

DEXTER HOSPITAL, LLC As a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By
Title

CLANTON HOSPITAL, LLC As a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By
Title

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC. As a Borrower

By
Title

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC. As a Borrower

By
Title

[Signature Page 1 to Term Note B]

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC. As a Borrower

By
Title

HEALTHMONT, INC. As a Borrower

By
Title

HEALTHMONT OF GEORGIA, INC. As a Borrower

By
Title

HEALTHMONT OF MISSOURI, INC. As a Borrower

By
Title

HEALTHMONT, LLC As a Borrower
By its Sole Member SunLink Health Systems, Inc.

By
Title

HEALTHMONT OF MISSOURI, LLC As a Borrower
By its Sole Member HealthMont, LLC

By its Sole Member SunLink Health Systems, Inc.

By
Title

[Signature Page 2 to Term Note B]

SUNLINK SERVICES, INC. As a Borrower

By
Title

OPTIMA HEALTHCARE CORPORATION As a Borrower

By
Title

KRUG PROPERTIES, INC. As a Borrower

By
Title

Address for All Borrowers

For Purposes of Notice:

900 Circle 75 Parkway

Suite 1300

Atlanta, GA 30339

Fax: (770) 933-7010

Attention: Joseph T. Morris,

Chief Financial Officer

[Signature Page 3 to Term Note B]